LEGG MASON PARTNERS VARIABLE INCOME TRUST

Legg Mason Partners Variable High Income Portfolio

(the “Portfolio”)

SUPPLEMENT DATED MAY 17, 2007

TO THE PORTFOLIO PROSPECTUS DATED APRIL 30, 2007

The following information supplements the Prospectus for the portfolio listed below and supersedes any prior information:

Effective May 17, 2007, the below listed portfolio will be managed by a team of portfolio managers, sector specialists and other investment professionals led by the individuals listed below. The team is responsible for overseeing the day-to-day operation of the portfolio. Portfolio manager biographical information follows.

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech / Stephen A. Walsh / Michael C. Buchanan / Detlev S. Schlichter / Keith J. Gardner

PORTFOLIO MANAGER BIOGRAPHICAL INFORMATION

S. Kenneth Leech

Mr. Leech is a portfolio manager with Western Asset Management Company (“Western Asset”) and has been employed as portfolio manager for Western Asset for at least the past five years.

Stephen A. Walsh

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Michael C. Buchanan

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

Keith J. Gardner

Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

Detlev S. Schlichter

Mr. Schlichter is a portfolio manager with Western Asset Company Limited (“WAM, Ltd”) and has been employed as a portfolio manager with WAM, Ltd for at least the past five years.

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